SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 9, 2005.
Date of Report (Date of earliest event reported)
FBR Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-127901	20-2028732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 Nineteenth
Street North, Arlington,
VA 22209
(Address of principal executive offices)(Zip Code)
(703) 312-9500
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report.)

Item 8.01. Other Events.
     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (333- 127901) in connection with various transactions. Legal opinions by Hunton & Williams LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.
Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.
     (c)      Exhibits.
5.1	Opinion of Hunton & Williams LLP as to legality (including consent)

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Michael Warden

	Name:	Michael Warden
	Title:	Vice President
[FORM 8-K — FBRSI 2005-3 — SHELF OPINIONS]

Exhibit Index

Exhibit No.		Page

5.1	Opinion of Hunton & Williams LLP as to legality (including consent)	[Electronic Format]

8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)	[Electronic Format]

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)	[Electronic Format]